UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2021, upon the recommendation of the Compensation Committee of Unitil Corporation (the “Company”), the Company’s Board of Directors approved an Employment Agreement (the “Employment Agreement”) between the Company and Mr. Meissner, effective as of April 25, 2021. The Employment Agreement is substantially similar to Mr. Meissner’s employment arrangement under his previous employment agreement with the Company. The Employment Agreement generally provides that: (i) Mr. Meissner will serve as the Chairman of the Board of Directors, Chief Executive Officer and President of the Company; (ii) his employment will continue through to April 24, 2024; (iii) the Company will pay him an initial base salary of $620,398 per year, which is subject to annual review by the Board of Directors for discretionary periodic adjustments; (iv) he will participate in the Company’s Management Incentive Plan at the initial target rate of 65% of his base salary, which is subject to annual review by the Company’s Compensation Committee for discretionary periodic adjustments; (v) he will participate in the Company’s Supplemental Executive Retirement Program and other employee benefit plans available to the Company’s executives; (vi) he will participate in the Company’s stock and similar plans; (vii) he will be entitled to a monthly automobile allowance of $1,000; and (viii) he will be reimbursed for a membership in a local health club.

The Employment Agreement also generally provides that the Company may terminate Mr. Meissner’s employment for any reason. If Mr. Meissner’s employment is terminated for any reason other than for cause, death, or disability, or if he terminates his employment for good reason, then the Company generally will pay him, in lump sum cash payments, (i) all accrued and unpaid salary, bonus and expense reimbursements, (ii) the present value of 24 monthly base salary payments, (iii) the present value of two annual bonus payments, and (iv) the present value of the cost that the Company would have incurred to provide group medical, dental and life insurance coverage to him and his eligible dependents for two years. If Mr. Meissner’s employment is terminated for cause, death, or disability, or if he terminates his employment other than for good reason, then the Company will have no further obligation to him under the Employment Agreement (except for accrued and unpaid salary, bonus and expense reimbursement). The Employment Agreement generally protects the Company’s interests during and for 12 months following Mr. Meissner’s termination by prohibiting him from competing with the Company, from recruiting or soliciting the Company’s officers or employees, and from diverting the Company’s customers to the Company’s competitors. It also prohibits Mr. Meissner from disclosing the Company’s confidential information following his termination, subject to certain exceptions.

The foregoing description of the Employment Agreement does not purport to summarize all of the provisions of the Employment Agreement and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 28, 2021, the Company held its Annual Meeting of Shareholders at its offices in Hampton, NH, as well as online via live webcast. As of the record date for the meeting, the Company had 15,036,991 shares of common stock issued and outstanding and entitled to vote at the meeting. Of these shares, 12,855,694.28, or 85.49%, were present in person or represented by proxy at the meeting, which constituted a quorum for the transaction of business at the meeting. At the meeting, the Company’s shareholders voted:

1.	To elect three directors of the Company in Class III, nominated by the Company’s Board of Directors, each to serve a three-year term. The final vote was as follows:

	No. of Shares
	For	Withheld	Broker Non Vote	Uncast
Suzanne Foster	10,468,628.57	240,158.71	2,146,907.00	0
Thomas P. Meissner, Jr.	10,196,827.65	511,959.63	2,146,907.00	0
Justine Vogel	10,486,421.95	222,365.33	2,146,907.00	0

All of the directors listed above were elected as directors at the meeting.

2.    To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
12,778,571.48	39,144.64	37,978.16	0	0

3.     To approve, on an advisory basis, the compensation of the Company’s named executive officers. The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
10,090,820.59	467,522.34	150,444.35	2,146,907.00	0

Item 7.01	Regulation FD Disclosure

On May 1, 2021, the Company adopted a written plan for trading securities under Rule 10b5-1 (the “10b5-1 trading plan”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to facilitate the repurchase of shares of its common stock in connection with its Board of Directors’ annual equity retainer.

The 10b5-1 trading plan provides that a broker selected by the Company shall repurchase, on the Company’s behalf, shares of the Company’s common stock on the open market pursuant to the terms and limitations specified in the plan, including compliance with Rule 10b-18 under the Exchange Act. There can be no assurance that any shares will be repurchased by the Company either through the 10b5-1 trading plan or otherwise.

The Company may suspend or terminate the 10b5-1 trading plan at any time, so long as the suspension or termination is made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act, or other applicable securities laws.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

10.1	Employment Agreement between Unitil Corporation and Thomas P. Meissner, Jr.

99.1	Unitil Corporation 2021 10b5-1 Plan Agreement dated May 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:
/s/ Robert B. Hevert
Robert B. Hevert
Senior Vice President, Chief Financial Officer and Treasurer

Date:    May 4, 2021